Quarterly Performance Summary
Truist Financial Corporation
Third Quarter 2024

Financial Highlights

	Quarter Ended					Year-to-Date
(Dollars in millions, except per share data, shares in thousands)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
	2024	2024	2024	2023	2023	2024	2023
Summary Income Statement
Interest income - taxable equivalent	$6,407	$6,404	$6,237	$6,324	$6,284	$19,048	$18,348
Interest expense	2,750	2,824	2,812	2,747	2,692	8,386	7,181
Net interest income - taxable equivalent	3,657	3,580	3,425	3,577	3,592	10,662	11,167
Less: Taxable-equivalent adjustment	55	53	53	58	57	161	162
Net interest income	3,602	3,527	3,372	3,519	3,535	10,501	11,005
Provision for credit losses	448	451	500	572	497	1,399	1,537
Net interest income after provision for credit losses	3,154	3,076	2,872	2,947	3,038	9,102	9,468
Noninterest income	1,483	(5,212)	1,446	1,363	1,334	(2,283)	4,135
Noninterest expense	2,927	3,094	2,953	9,557	3,060	8,974	9,121
Income (loss) before income taxes	1,710	(5,230)	1,365	(5,247)	1,312	(2,155)	4,482
Provision (benefit) for income taxes	271	(1,324)	232	(56)	203	(821)	794
Net income (loss) from continuing operations(1)	1,439	(3,906)	1,133	(5,191)	1,109	(1,334)	3,688
Net income (loss) from discontinued operations(1)	3	4,828	67	101	74	4,898	355
Net income (loss)	1,442	922	1,200	(5,090)	1,183	3,564	4,043
Noncontrolling interests from discontinued operations(1)	—	19	3	—	6	22	44
Preferred stock dividends and other	106	77	106	77	106	289	284
Net income (loss) available to common shareholders	1,336	826	1,091	(5,167)	1,071	3,253	3,715
Net income available to common shareholders - adjusted(2)	1,307	1,235	1,216	1,094	1,071	3,758	3,715
Additional Income Statement Information
Revenue - taxable equivalent	5,140	(1,632)	4,871	4,940	4,926	8,379	15,302
Pre-provision net revenue - unadjusted(2)	2,213	(4,726)	1,918	(4,617)	1,866	(595)	6,181
Pre-provision net revenue - adjusted(2)	2,306	2,209	2,132	2,221	2,025	6,647	6,647
Key Metrics
Earnings:
Earnings per share-basic from continuing operations(1)(3)	$1.00	$(2.98)	$0.77	$(3.95)	$0.75	$(1.21)	$2.56
Earnings per share-basic	1.00	0.62	0.82	(3.87)	0.80	$2.44	$2.79
Earnings per share-diluted from continuing operations(1)(3)	0.99	(2.98)	0.76	(3.95)	0.75	(1.21)	2.54
Earnings per share-diluted	0.99	0.62	0.81	(3.87)	0.80	2.44	2.77
Earnings per share-adjusted diluted(2)	0.97	0.91	0.90	0.81	0.80	2.79	2.77
Cash dividends declared per share	0.52	0.52	0.52	0.52	0.52	1.56	1.56
Common shareholders’ equity per share	44.46	42.71	38.97	39.31	41.37
Tangible common shareholders’ equity per share(2)	30.64	28.91	21.64	21.83	19.25
End of period shares outstanding	1,327,521	1,338,223	1,338,096	1,333,743	1,333,668
Weighted average shares outstanding-basic	1,334,212	1,338,149	1,335,091	1,333,703	1,333,522	1,335,812	1,331,377
Weighted average shares outstanding-diluted	1,349,129	1,338,149	1,346,904	1,333,703	1,340,574	1,335,812	1,339,041
Return on average assets	1.10%	0.70%	0.91%	(3.74)%	0.86%	0.91%	0.97%
Return on average common shareholders’ equity	9.1	6.1	8.4	(36.6)	7.5	7.9	8.8
Return on average tangible common shareholders’ equity(2)	13.8	10.4	16.3	15.0	17.3	13.4	20.2
Net interest margin - taxable equivalent(3)	3.12	3.02	2.88	2.95	2.92	3.01	2.99
Efficiency ratio-unadjusted(3)	57.5	NM	61.3	NM	62.9	NM	60.3
Efficiency ratio-adjusted(2)(3)	55.2	56.0	56.2	55.0	58.9	55.8	56.6
Fee income ratio-unadjusted(3)	29.2	NM	30.0	27.9	27.4	NM	27.3
Fee income ratio-adjusted(2)(3)	28.9	28.7	29.7	27.6	27.1	29.1	27.0
Credit Quality
Nonperforming loans and leases as a percentage of LHFI	0.48%	0.46%	0.45%	0.44%	0.46%
Net charge-offs as a percentage of average LHFI	0.55	0.58	0.64	0.57	0.51	0.59%	0.47%
Allowance for loan and lease losses as a percentage of LHFI	1.60	1.57	1.56	1.54	1.49
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.3x	3.4x	3.4x	3.5x	3.2x
Average Balances
Assets	$519,415	$526,894	$531,002	$539,656	$547,704	$525,747	$557,674
Securities(4)	117,172	121,796	131,659	134,070	136,166	123,518	138,726
Loans and leases	304,578	307,583	309,426	313,832	319,881	307,186	325,201
Deposits	384,344	388,042	389,058	395,333	401,038	387,138	403,080
Common shareholders’ equity	58,667	54,863	52,167	56,061	56,472	55,245	56,389
Total shareholders’ equity	65,341	61,677	59,011	62,896	63,312	62,022	63,168
Period-End Balances
Assets	$523,434	$519,853	$534,959	$535,349	$542,707
Securities(4)	115,606	108,416	119,419	121,473	120,059
Loans and leases	304,362	307,149	308,477	313,341	317,112
Deposits	387,778	385,411	394,265	395,865	400,024
Common shareholders’ equity	59,023	57,154	52,148	52,428	55,167
Total shareholders’ equity	65,696	63,827	59,053	59,253	62,007
Capital and Liquidity Ratios	(preliminary)
Common equity tier 1	11.6%	11.6%	10.1%	10.1%	9.9%
Tier 1	13.2	13.2	11.7	11.6	11.4
Total	15.3	15.4	13.9	13.7	13.5
Leverage	10.8	10.5	9.5	9.3	9.2
Supplementary leverage	9.1	8.9	8.0	7.9	7.8
Liquidity coverage ratio	112	110	115	112	110
Applicable ratios are annualized.
(1)On February 20, 2024, the Company entered into an agreement to sell the remaining 80% stake of the common equity in TIH to an investor group, representing substantially all of the Company’s IH segment. The sale represents a material strategic shift for the Company and as a result, the Company recast results for all periods presented under the discontinued operations basis of presentation. On May 6, 2024, the Company completed the sale resulting in an after-tax gain of $4.8 billion.
(2)Represents a non-GAAP measure. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in the appendix to Truist’s Third Quarter 2024 Earnings Presentation.
(3)This metric is calculated based on continuing operations.
(4)Includes AFS and HTM securities. Average balances reflect AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income

	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2024	2024	2024	2023	2023	2024	2023
Interest Income
Interest and fees on loans and leases	$4,852	$4,879	$4,865	$4,971	$4,976	$14,596	$14,547
Interest on securities	869	838	805	802	763	2,512	2,264
Interest on other earning assets	631	634	514	493	488	1,779	1,375
Total interest income	6,352	6,351	6,184	6,266	6,227	18,887	18,186
Interest Expense
Interest on deposits	2,014	2,016	1,964	1,917	1,858	5,994	4,510
Interest on long-term debt	454	446	482	476	491	1,382	1,739
Interest on other borrowings	282	362	366	354	343	1,010	932
Total interest expense	2,750	2,824	2,812	2,747	2,692	8,386	7,181
Net Interest Income	3,602	3,527	3,372	3,519	3,535	10,501	11,005
Provision for credit losses	448	451	500	572	497	1,399	1,537
Net Interest Income After Provision for Credit Losses	3,154	3,076	2,872	2,947	3,038	9,102	9,468
Noninterest Income
Wealth management income	350	361	356	346	343	1,067	1,012
Investment banking and trading income	332	286	323	165	185	941	657
Card and payment related fees	222	230	224	232	238	676	704
Service charges on deposits	221	232	225	229	154	678	644
Mortgage banking income	106	112	97	94	102	315	343
Lending related fees	88	89	96	153	102	273	294
Operating lease income	49	50	59	60	63	158	194
Securities gains (losses)	—	(6,650)	—	—	—	(6,650)	—
Other income	115	78	66	84	147	259	287
Total noninterest income	1,483	(5,212)	1,446	1,363	1,334	(2,283)	4,135
Noninterest Expense
Personnel expense	1,628	1,661	1,630	1,474	1,669	4,919	5,042
Professional fees and outside processing	336	308	278	305	289	922	887
Software expense	222	218	224	223	222	664	645
Net occupancy expense	157	160	160	159	164	477	499
Amortization of intangibles	84	89	88	98	98	261	297
Equipment expense	84	89	88	103	89	261	278
Marketing and customer development	75	63	56	53	70	194	207
Operating lease depreciation	34	34	40	42	43	108	133
Regulatory costs	51	85	152	599	77	288	225
Restructuring charges	25	33	51	155	61	109	165
Goodwill impairment	—	—	—	6,078	—	—	—
Other expense	231	354	186	268	278	771	743
Total noninterest expense	2,927	3,094	2,953	9,557	3,060	8,974	9,121
Earnings
Income (loss) before income taxes	1,710	(5,230)	1,365	(5,247)	1,312	(2,155)	4,482
Provision (benefit) for income taxes	271	(1,324)	232	(56)	203	(821)	794
Net income (loss) from continuing operations(1)	1,439	(3,906)	1,133	(5,191)	1,109	(1,334)	3,688
Net income from discontinued operations(1)	3	4,828	67	101	74	4,898	355
Net income (loss)	1,442	922	1,200	(5,090)	1,183	3,564	4,043
Noncontrolling interests from discontinuing operations(1)	—	19	3	—	6	22	44
Preferred stock dividends and other	106	77	106	77	106	289	284
Net income (loss) available to common shareholders	$1,336	$826	$1,091	$(5,167)	$1,071	$3,253	$3,715

Earnings Per Common Share
Basic earnings from continuing operations(1)	$1.00	$(2.98)	$0.77	$(3.95)	$0.75	$(1.21)	$2.56
Basic earnings	1.00	0.62	0.82	(3.87)	0.80	$2.44	2.79
Diluted earnings from continuing operations(1)	0.99	(2.98)	0.76	(3.95)	0.75	(1.21)	2.54
Diluted earnings	0.99	0.62	0.81	(3.87)	0.80	2.44	2.77
Weighted Average Shares Outstanding
Basic	1,334,212	1,338,149	1,335,091	1,333,703	1,333,522	1,335,812	1,331,377
Diluted	1,349,129	1,338,149	1,346,904	1,333,703	1,340,574	1,335,812	1,339,041
(1)On February 20, 2024, the Company entered into an agreement to sell the remaining 80% stake of the common equity in TIH to an investor group, representing substantially all of the Company’s IH segment. The sale represents a material strategic shift for the Company and as a result, the Company recast results for all periods presented under the discontinued operations basis of presentation. On May 6, 2024, the Company completed the sale resulting in an after-tax gain of $4.8 billion.

Consolidated Ending Balance Sheets - Five Quarter Trend

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2024	2024	2024	2023	2023
Assets
Cash and due from banks	$5,229	$5,204	$5,040	$5,000	$5,090
Interest-bearing deposits with banks	34,411	35,675	29,510	25,230	24,305
Securities borrowed or purchased under resale agreements	2,973	2,338	2,091	2,378	2,018
Trading assets at fair value	5,209	5,558	5,268	4,332	4,384
Securities available for sale at fair value	64,111	55,969	66,050	67,366	65,117
Securities held to maturity at amortized cost	51,495	52,447	53,369	54,107	54,942
Loans and leases:
Commercial:
Commercial and industrial	153,925	156,400	157,669	160,788	162,330
CRE	20,912	21,730	22,142	22,570	22,736
Commercial construction	7,980	7,787	7,472	6,683	6,343
Consumer:
Residential mortgage	53,963	54,344	54,886	55,492	56,013
Home equity	9,680	9,772	9,825	10,053	10,160
Indirect auto	22,508	21,994	22,145	22,727	24,084
Other consumer	29,282	28,677	28,096	28,647	29,105
Credit card	4,834	4,988	4,989	5,101	4,928
Total loans and leases held for investment	303,084	305,692	307,224	312,061	315,699
Loans held for sale	1,278	1,457	1,253	1,280	1,413
Total loans and leases	304,362	307,149	308,477	313,341	317,112
Allowance for loan and lease losses	(4,842)	(4,808)	(4,803)	(4,798)	(4,693)
Premises and equipment	3,251	3,244	3,274	3,298	3,319
Goodwill	17,125	17,157	17,157	17,156	23,234
Core deposit and other intangible assets	1,635	1,729	1,816	1,909	2,011
Loan servicing rights at fair value	3,499	3,410	3,417	3,378	3,537
Other assets	34,976	34,781	36,521	34,997	34,858
Assets of discontinued operations(1)	—	—	7,772	7,655	7,473
Total assets	$523,434	$519,853	$534,959	$535,349	$542,707
Liabilities
Deposits:
Noninterest-bearing deposits	$105,984	$107,310	$110,901	$111,624	$116,674
Interest checking	109,493	102,654	108,329	104,757	103,288
Money market and savings	134,349	136,989	133,176	135,923	137,914
Time deposits	37,952	38,458	41,859	43,561	42,148
Total deposits	387,778	385,411	394,265	395,865	400,024
Short-term borrowings	20,859	22,816	26,329	24,828	23,485
Long-term debt	36,770	34,616	39,071	38,918	41,232
Other liabilities	12,331	13,183	13,119	12,946	12,962
Liabilities of discontinued operations	—	—	3,122	3,539	2,997
Total liabilities	457,738	456,026	475,906	476,096	480,700
Shareholders’ Equity:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Common stock	6,638	6,691	6,690	6,669	6,668
Additional paid-in capital	36,020	36,364	36,197	36,177	36,114
Retained earnings	23,248	22,603	22,483	22,088	27,944
Accumulated other comprehensive loss	(6,883)	(8,504)	(13,222)	(12,506)	(15,559)
Noncontrolling interests	—	—	232	152	167
Total shareholders’ equity	65,696	63,827	59,053	59,253	62,007
Total liabilities and shareholders’ equity	$523,434	$519,853	$534,959	$535,349	$542,707
(1)Includes goodwill and intangible assets of $5.0 billion as of March 31, 2024, $5.0 billion as of December 31, 2023, and $5.0 billion as of September 30, 2023.

Average Balances and Rates - Quarters

	Quarter Ended
	September 30, 2024			June 30, 2024			March 31, 2024			December 31, 2023			September 30, 2023
(Dollars in millions)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$12,986	$151	4.65%	$11,138	$101	3.66%	$9,853	$37	1.49%	$10,967	$38	1.37%	$10,886	$34	1.27%
U.S. government-sponsored entities (GSE)	377	4	3.41	382	3	3.27	389	3	3.40	389	2	3.23	339	3	2.92
Mortgage-backed securities issued by GSE	103,374	711	2.75	108,358	720	2.66	117,301	735	2.51	118,548	736	2.48	120,717	701	2.32
States and political subdivisions	417	3	4.14	420	5	4.14	421	4	4.15	421	5	4.16	423	4	4.12
Non-agency mortgage-backed	—	—	—	1,480	10	2.56	3,676	27	2.95	3,725	22	2.37	3,781	22	2.33
Other	18	1	5.18	18	—	5.29	19	—	5.35	20	—	5.47	20	1	5.55
Total securities	117,172	870	2.97	121,796	839	2.76	131,659	806	2.45	134,070	803	2.39	136,166	765	2.25
Loans and leases:
Commercial:
Commercial and industrial	154,102	2,482	6.41	157,043	2,550	6.53	158,385	2,572	6.53	160,278	2,657	6.58	164,022	2,686	6.50
CRE	21,481	373	6.88	21,969	381	6.93	22,400	389	6.95	22,755	400	6.94	22,812	396	6.85
Commercial construction	7,870	152	7.79	7,645	147	7.85	7,134	137	7.83	6,515	127	7.84	6,194	120	7.83
Consumer:
Residential mortgage	53,999	525	3.89	54,490	525	3.86	55,070	528	3.84	55,658	532	3.83	56,135	532	3.79
Home equity	9,703	196	8.04	9,805	195	8.02	9,930	196	7.92	10,104	199	7.80	10,243	196	7.61
Indirect auto	22,121	399	7.18	22,016	381	6.95	22,374	372	6.69	23,368	381	6.46	24,872	386	6.16
Other consumer	29,015	603	8.26	28,326	581	8.25	28,285	561	7.98	28,913	561	7.69	28,963	542	7.43
Student	—	—	—	—	—	—	—	—	—	—	—	—	—	1	—
Credit card	4,874	150	12.20	4,905	148	12.14	4,923	146	11.96	4,996	149	11.84	4,875	143	11.62
Total loans and leases held for investment	303,165	4,880	6.41	306,199	4,908	6.44	308,501	4,901	6.38	312,587	5,006	6.36	318,116	5,002	6.25
Loans held for sale	1,413	24	6.49	1,384	22	6.56	925	15	6.38	1,245	21	6.82	1,765	28	6.20
Total loans and leases	304,578	4,904	6.41	307,583	4,930	6.44	309,426	4,916	6.38	313,832	5,027	6.36	319,881	5,030	6.25
Interest earning trading assets	5,454	84	6.05	5,515	84	6.11	4,845	79	6.50	4,680	80	6.92	4,380	76	6.91
Other earning assets(3)	38,933	549	5.54	39,250	551	5.56	30,567	436	5.74	28,956	414	5.65	28,574	413	5.74
Total earning assets	466,137	6,407	5.47	474,144	6,404	5.42	476,497	6,237	5.25	481,538	6,324	5.22	489,001	6,284	5.11
Nonearning assets	53,278			50,109			46,921			50,485			50,968
Assets of discontinued operations	—			2,641			7,584			7,633			7,735
Total assets	$519,415			$526,894			$531,002			$539,656			$547,704
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$103,899	732	2.80	$103,894	707	2.74	$103,537	684	2.65	$101,722	635	2.48	$101,252	611	2.40
Money market and savings	136,639	914	2.66	135,264	873	2.60	134,696	832	2.49	137,464	843	2.43	139,961	829	2.35
Time deposits	37,726	368	3.88	41,250	436	4.24	41,937	448	4.30	41,592	439	4.19	40,920	418	4.05
Total interest-bearing deposits	278,264	2,014	2.88	280,408	2,016	2.89	280,170	1,964	2.82	280,778	1,917	2.71	282,133	1,858	2.61
Short-term borrowings	20,781	282	5.41	26,016	362	5.58	26,230	366	5.62	24,958	354	5.62	24,894	343	5.47
Long-term debt	35,318	454	5.13	36,721	446	4.87	40,721	482	4.74	40,818	476	4.67	43,353	491	4.51
Total interest-bearing liabilities	334,363	2,750	3.27	343,145	2,824	3.31	347,121	2,812	3.26	346,554	2,747	3.15	350,380	2,692	3.05
Noninterest-bearing deposits	106,080			107,634			108,888			114,555			118,905
Other liabilities	13,631			13,318			12,885			12,433			11,699
Liabilities of discontinued operations	—			1,120			3,097			3,218			3,408
Shareholders’ equity	65,341			61,677			59,011			62,896			63,312
Total liabilities and shareholders’ equity	$519,415			$526,894			$531,002			$539,656			$547,704
Average interest-rate spread			2.20			2.11			1.99			2.07			2.06

Net interest income/ net interest margin		$3,657	3.12%		$3,580	3.02%		$3,425	2.88%		$3,577	2.95%		$3,592	2.92%
Taxable-equivalent adjustment		55			53			53			58			57
Memo: Total deposits	$384,344	2,014	2.08%	$388,042	2,016	2.09%	$389,058	1,964	2.03%	$395,333	1,917	1.92%	$401,038	1,858	1.84%
(1)Represents daily average balances. Unrealized gains and losses on available-for-sale securities are included in nonearning assets. Active hedge basis adjustments for fair value hedges are included in nonearning assets and other liabilities. In the third quarter of 2024, Truist revised its presentation of active hedge basis adjustments for fair value hedges on securities to be included in nonearning assets for all periods presented.
(2)Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)Includes cash equivalents, interest-bearing deposits with banks, FHLB stock and other earning assets.

Average Balances and Rates - Year-To-Date

	Year-to-Date
	September 30, 2024			September 30, 2023
(Dollars in millions)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$11,332	$289	3.41%	$11,039	$94	1.14%
U.S. government-sponsored entities (GSE)	383	10	3.36	334	8	2.83
Mortgage-backed securities issued by GSE	109,654	2,166	2.63	123,060	2,085	2.26
States and political subdivisions	419	12	4.14	424	13	4.12
Non-agency mortgage-backed	1,712	37	2.85	3,846	67	2.33
Other	18	1	5.28	23	1	5.34
Total securities	123,518	2,515	2.72	138,726	2,268	2.18
Loans and leases:
Commercial:
Commercial and industrial	156,501	7,604	6.49	165,231	7,732	6.26
CRE	21,948	1,143	6.92	22,736	1,135	6.64
Commercial construction	7,551	436	7.82	5,994	332	7.54
Consumer:
Residential mortgage	54,518	1,578	3.86	56,291	1,589	3.76
Home equity	9,812	587	7.99	10,483	566	7.22
Indirect auto	22,170	1,152	6.94	26,381	1,182	5.99
Other consumer	28,545	1,745	8.17	28,242	1,500	7.10
Student	—	—	—	3,280	170	6.92
Credit card	4,900	444	12.10	4,836	416	11.51
Total loans and leases held for investment	305,945	14,689	6.41	323,474	14,622	6.04
Loans held for sale	1,241	61	6.49	1,727	81	6.25
Total loans and leases	307,186	14,750	6.41	325,201	14,703	6.04
Interest earning trading assets	5,272	247	6.21	4,759	234	6.54
Other earning assets(3)	36,261	1,536	5.58	29,463	1,143	5.13
Total earning assets	472,237	19,048	5.38	498,149	18,348	4.92
Nonearning assets	50,114			51,913
Assets of discontinued operations	3,396			7,612
Total assets	$525,747			$557,674
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$103,777	2,123	2.73	$104,053	1,549	1.99
Money market and savings	135,537	2,619	2.58	139,305	1,991	1.91
Time deposits	40,295	1,252	4.15	35,189	970	3.68
Total interest-bearing deposits	279,609	5,994	2.86	278,547	4,510	2.16
Short-term borrowings	24,329	1,010	5.55	24,317	932	5.13
Long-term debt	37,579	1,382	4.90	52,663	1,739	4.41
Total interest-bearing liabilities	341,517	8,386	3.28	355,527	7,181	2.70
Noninterest-bearing deposits	107,529			124,533
Other liabilities	13,278			11,265
Liabilities of discontinued operations	1,401			3,181
Shareholders’ equity	62,022			63,168
Total liabilities and shareholders’ equity	$525,747			$557,674
Average interest-rate spread			2.10			2.22

Net interest income/ net interest margin		$10,662	3.01%		$11,167	2.99%
Taxable-equivalent adjustment		161			162
Memo: Total deposits	$387,138	5,994	2.07%	$403,080	4,510	1.50%
(1)Represents daily average balances. Unrealized gains and losses on available-for-sale securities are included in nonearning assets. Active hedge basis adjustments for fair value hedges are included in nonearning assets and other liabilities. In the third quarter of 2024, Truist revised its presentation of active hedge basis adjustments for fair value hedges on securities to be included in nonearning assets for all periods presented.
(2)Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)Includes cash equivalents, interest-bearing deposits with banks, FHLB stock and other earning assets.

Credit Quality

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2024	2024	2024	2023	2023
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$575	$459	$512	$470	$561
CRE	302	360	261	284	289
Commercial construction	1	—	23	24	29
Consumer:
Residential mortgage	156	161	151	153	132
Home equity	118	123	130	122	123
Indirect auto	252	244	256	268	266
Other consumer	63	64	61	59	52
Total nonaccrual loans and leases held for investment	1,467	1,411	1,394	1,380	1,452
Loans held for sale	5	9	22	51	75
Total nonaccrual loans and leases	1,472	1,420	1,416	1,431	1,527
Foreclosed real estate	3	5	4	3	3
Other foreclosed property	53	51	56	54	54
Total nonperforming assets	$1,528	$1,476	$1,476	$1,488	$1,584
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$5	$8	$12	$7	$15
Commercial construction	—	1	—	1	—
Consumer:
Residential mortgage - government guaranteed	394	375	408	418	456
Residential mortgage - nonguaranteed	39	27	33	21	30
Home equity	7	7	10	11	9
Indirect auto	—	1	1	2	1
Other consumer	22	19	18	21	16
Credit card	51	51	56	53	47
Total loans 90 days past due and still accruing	$518	$489	$538	$534	$574
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$116	$109	$158	$230	$98
CRE	10	8	21	5	28
Commercial construction	4	—	—	—	1
Consumer:
Residential mortgage - government guaranteed	305	340	286	326	293
Residential mortgage - nonguaranteed	366	392	352	313	270
Home equity	63	58	59	70	61
Indirect auto	596	592	540	669	598
Other consumer	233	214	226	271	219
Credit card	76	78	74	87	68
Total loans 30-89 days past due	$1,769	$1,791	$1,716	$1,971	$1,636

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2024	2024	2024	2023	2023
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.58%	0.59%	0.56%	0.63%	0.52%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.17	0.16	0.18	0.17	0.18
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.48	0.46	0.45	0.44	0.46
Nonperforming loans and leases as a percentage of loans and leases(1)	0.48	0.46	0.46	0.46	0.48
Nonperforming assets as a percentage of:
Total assets(1)	0.29	0.28	0.28	0.28	0.29
Loans and leases plus foreclosed property	0.50	0.48	0.47	0.46	0.48
Net charge-offs as a percentage of average loans and leases	0.55	0.58	0.64	0.57	0.51
Allowance for loan and lease losses as a percentage of loans and leases	1.60	1.57	1.56	1.54	1.49
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.9X	2.7X	2.4X	2.7X	2.9X
Nonperforming loans and leases	3.3X	3.4X	3.4X	3.5X	3.2X
Asset Quality Ratios (Excluding Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.04%	0.04%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.

				As of/For the Year-to-Date
				Period Ended Sept. 30
				2024	2023
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.59%	0.47%
Ratio of allowance for loan and lease losses to net charge-offs				2.7X	3.1X
Applicable ratios are annualized.
Applicable ratios are annualized.
(1)Includes loans held for sale.

	As of/For the Quarter Ended					As of/For the Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Period Ended Sept. 30
(Dollars in millions)	2024	2024	2024	2023	2023	2024	2023
Allowance for Credit Losses
Beginning balance	$5,110	$5,100	$5,093	$4,970	$4,879	$5,093	$4,649
Provision for credit losses	448	451	500	572	497	1,399	1,537
Charge-offs:
Commercial:
Commercial and industrial	(96)	(83)	(97)	(110)	(98)	(276)	(280)
CRE	(65)	(97)	(103)	(48)	(77)	(265)	(118)
Commercial construction	—	—	—	(5)	—	—	—
Consumer:
Residential mortgage	—	(1)	(1)	—	(8)	(2)	(10)
Home equity	(1)	(3)	(3)	(2)	(4)	(7)	(8)
Indirect auto	(143)	(136)	(154)	(154)	(135)	(433)	(377)
Other consumer	(152)	(141)	(165)	(148)	(120)	(458)	(329)
Student	—	—	—	—	—	—	(108)
Credit card	(71)	(74)	(77)	(64)	(55)	(222)	(159)
Total charge-offs	(528)	(535)	(600)	(531)	(497)	(1,663)	(1,389)
Recoveries:
Commercial:
Commercial and industrial	26	14	32	16	28	72	54
CRE	5	5	7	—	2	17	3
Commercial construction	1	1	—	2	—	2	1
Consumer:
Residential mortgage	1	2	1	1	1	4	5
Home equity	4	4	5	5	7	13	18
Indirect auto	38	30	28	25	25	96	82
Other consumer	26	28	28	21	20	82	57
Credit card	9	9	9	8	9	27	27
Total recoveries	110	93	110	78	92	313	247
Net charge-offs	(418)	(442)	(490)	(453)	(405)	(1,350)	(1,142)
Other(1)	—	1	(3)	4	(1)	(2)	(74)
Ending balance	$5,140	$5,110	$5,100	$5,093	$4,970	$5,140	$4,970
Allowance for Credit Losses:
Allowance for loan and lease losses	$4,842	$4,808	$4,803	$4,798	$4,693
Reserve for unfunded lending commitments (RUFC)	298	302	297	295	277
Allowance for credit losses	$5,140	$5,110	$5,100	$5,093	$4,970
(1)The nine months ended September 30, 2023 includes the impact from the adoption of the Troubled Debt Restructurings and Vintage Disclosures accounting standard.

	Quarter Ended					As of/For the Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Period Ended Sept. 30
	2024	2024	2024	2023	2023	2024	2023
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial	0.18%	0.18%	0.17%	0.23%	0.17%	0.17%	0.18%
CRE	1.12	1.67	1.73	0.83	1.31	1.51	0.68
Commercial construction	(0.01)	(0.05)	(0.02)	0.22	(0.03)	(0.03)	(0.03)
Consumer:
Residential mortgage	(0.01)	(0.01)	—	(0.01)	0.05	(0.01)	0.01
Home equity	(0.11)	(0.03)	(0.08)	(0.12)	(0.10)	(0.07)	(0.13)
Indirect auto	1.89	1.94	2.26	2.19	1.75	2.03	1.50
Other consumer	1.73	1.60	1.96	1.74	1.37	1.76	1.29
Student	—	—	—	—	—	—	4.40
Credit card	5.04	5.33	5.54	4.38	3.78	5.31	3.66
Total loans and leases	0.55	0.58	0.64	0.57	0.51	0.59	0.47
Applicable ratios are annualized.

Segment Financial Performance - Preliminary(1)(2)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2024	2024	2024	2023	2023
Consumer and Small Business Banking
Net interest income (expense)	$1,344	$1,289	$1,266	$1,342	$1,371
Net intersegment interest income (expense)	1,302	1,346	1,343	1,276	1,242
Segment net interest income (expense)	2,646	2,635	2,609	2,618	2,613
Allocated provision for credit losses	353	309	303	359	259
Noninterest income	506	506	501	523	433
Goodwill impairment	—	—	—	3,361	—
Noninterest expense ex goodwill impairment(3)	1,663	1,662	1,586	1,786	1,704
Income (loss) before income taxes	1,136	1,170	1,221	(2,365)	1,083
Provision (benefit) for income taxes	271	281	294	242	260
Segment net income (loss)	$865	$889	$927	$(2,607)	$823

Wholesale Banking
Net interest income (expense)	$2,105	$2,185	$2,232	$2,298	$2,321
Net intersegment interest income (expense)	(460)	(500)	(550)	(569)	(613)
Segment net interest income (expense)	1,645	1,685	1,682	1,729	1,708
Allocated provision for credit losses	96	142	198	213	243
Noninterest income	1,047	986	977	874	897
Goodwill impairment	—	—	—	2,717	—
Noninterest expense ex goodwill impairment(3)	1,236	1,268	1,332	1,715	1,353
Income (loss) before income taxes	1,360	1,261	1,129	(2,042)	1,009
Provision (benefit) for income taxes	275	253	221	117	194
Segment net income (loss)	$1,085	$1,008	$908	$(2,159)	$815

Other, Treasury & Corporate(4)
Net interest income (expense)	$153	$53	$(126)	$(121)	$(157)
Net intersegment interest income (expense)	(842)	(846)	(793)	(707)	(629)
Segment net interest income (expense)	(689)	(793)	(919)	(828)	(786)
Allocated provision for credit losses	(1)	—	(1)	—	(5)
Noninterest income	(70)	(6,704)	(32)	(34)	4
Noninterest expense(3)	28	164	35	(22)	3
Income (loss) before income taxes	(786)	(7,661)	(985)	(840)	(780)
Provision (benefit) for income taxes	(275)	(1,858)	(283)	(415)	(251)
Segment net income (loss)	$(511)	$(5,803)	$(702)	$(425)	$(529)

Total Truist Financial Corporation
Net interest income (expense)	$3,602	$3,527	$3,372	$3,519	$3,535
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income (expense)	3,602	3,527	3,372	3,519	3,535
Allocated provision for credit losses	448	451	500	572	497
Noninterest income	1,483	(5,212)	1,446	1,363	1,334
Goodwill impairment	—	—	—	6,078	—
Noninterest expense ex goodwill impairment	2,927	3,094	2,953	3,479	3,060
Income (loss) before income taxes	1,710	(5,230)	1,365	(5,247)	1,312
Provision (benefit) for income taxes	271	(1,324)	232	(56)	203
Net income (loss) from continuing operations	$1,439	$(3,906)	$1,133	$(5,191)	$1,109
(1)Effective January 1, 2024, several business activities were realigned reflecting updates to the Company’s operating structure. First, the CB&W segment was renamed CSBB and the C&CB segment was renamed WB. Second, the Wealth business was realigned into the WB segment from the CSBB segment, representing a separate reporting unit in that segment. Third, the small business banking client segmentation was realigned into the CSBB segment from the WB segment. The segment disclosures have been revised to reflect the segment realignment.
(2)On February 20, 2024, the Company entered into an agreement to sell the remaining 80% stake of the common equity in TIH to an investor group, representing substantially all of the Company’s IH segment. The sale represents a material strategic shift for the Company and as a result, the Company recast results for all periods presented under the discontinued operations basis of presentation. On May 6, 2024, the Company completed the sale resulting in an after-tax gain of $4.8 billion. As a result, the IH segment is no longer presented in the table above.
(3)In the third quarter of 2024, corporate expense allocation methodology was enhanced to more fully allocate certain overhead or functional expenses based on actual OT&C noninterest expense performance. Prior period results have been revised to conform to the current allocation methodology, which was not considered material to the Company’s results.
(4)Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Capital Information - Five Quarter Trend

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2024	2024	2024	2023	2023
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$48,074	$47,706	$42,691	$42,671	$42,276
Tier 1	54,744	54,376	49,361	49,341	48,946
Total	63,347	63,345	58,548	58,063	57,713
Risk-weighted assets	415,188	412,607	421,680	423,705	428,755
Average quarterly assets for leverage ratio	508,280	519,467	522,095	533,084	534,402
Average quarterly assets for supplementary leverage ratio	599,880	608,627	614,238	624,591	627,382
Risk-based capital ratios:
Common equity tier 1	11.6%	11.6%	10.1%	10.1%	9.9%
Tier 1	13.2	13.2	11.7	11.6	11.4
Total	15.3	15.4	13.9	13.7	13.5
Leverage capital ratio	10.8	10.5	9.5	9.3	9.2
Supplementary leverage	9.1	8.9	8.0	7.9	7.8
Common equity per common share	$44.46	$42.71	$38.97	$39.31	$41.37

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2024	2024	2024	2023	2023
Calculations of Tangible Common Equity and Related Measures:(1)
Total shareholders’ equity	$65,696	$63,827	$59,053	$59,253	$62,007
Less:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Noncontrolling interests	—	—	232	152	167
Intangible assets, net of deferred taxes (including discontinued operations)	18,350	18,471	23,198	23,306	29,491
Tangible common equity	$40,673	$38,683	$28,950	$29,122	$25,676

Outstanding shares at end of period (in thousands)	1,327,521	1,338,223	1,338,096	1,333,743	1,333,668
Tangible common equity per common share	$30.64	$28.91	$21.64	$21.83	$19.25

Total assets	$523,434	$519,853	$534,959	$535,349	$542,707
Less: Intangible assets, net of deferred taxes (including discontinued operations prior to the sale of TIH)	18,350	18,471	23,198	23,306	29,491
Tangible assets	$505,084	$501,382	$511,761	$512,043	$513,216

Equity as a percentage of total assets	12.6%	12.3%	11.0%	11.1%	11.4%
Tangible common equity as a percentage of tangible assets	8.1	7.7	5.7	5.7	5.0
(1)Tangible common equity is a non-GAAP measure that excludes the impact of intangible assets, net of deferred taxes. This measure is useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses this measure to assess balance sheet risk and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Selected Mortgage Banking Information & Additional Information

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data)	2024	2024	2024	2023	2023
Mortgage Banking Income
Residential mortgage income:
Residential mortgage production revenue	$25	$24	$17	$14	$19
Residential mortgage servicing income:
Residential mortgage servicing income before MSR valuation	80	72	88	85	85
Net MSRs valuation	(7)	(12)	(15)	(13)	(20)
Total residential mortgage servicing income	73	60	73	72	65
Total residential mortgage income	98	84	90	86	84
Commercial mortgage income:
Commercial mortgage production revenue	6	4	5	5	17
Commercial mortgage servicing income:
Commercial mortgage servicing income before MSR valuation	3	7	3	3	3
Net MSRs valuation	(1)	17	(1)	—	(2)
Total commercial mortgage servicing income	2	24	2	3	1
Total commercial mortgage income	8	28	7	8	18
Total mortgage banking income	$106	$112	$97	$94	$102
Other Mortgage Banking Information
Residential mortgage loan originations	$3,726	$3,881	$2,412	$3,027	$4,196
Residential mortgage servicing portfolio:(1)
Loans serviced for others	221,143	208,270	210,635	213,399	214,953
Bank-owned loans serviced	54,281	54,903	55,255	55,669	56,679
Total servicing portfolio	275,424	263,173	265,890	269,068	271,632
Weighted-average coupon rate on mortgage loans serviced for others	3.62%	3.63%	3.59%	3.56%	3.51%
Weighted-average servicing fee on mortgage loans serviced for others	0.28	0.28	0.28	0.27	0.27

Additional Information
Brokered deposits(2)	$27,671	$27,384	$30,650	$31,260	$34,986

NQDCP income (expense):(3)
Interest income	$1	$—	$1	$2	$3
Other income	12	4	15	17	35
Personnel expense	(13)	(4)	(16)	(19)	(38)
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Common stock prices:
High	$45.31	$40.51	$39.29	$37.83	$35.78
Low	37.85	35.09	34.23	26.57	27.70
End of period	42.77	38.85	38.98	36.92	28.61
Banking offices	1,930	1,930	1,930	2,001	2,001
ATMs	2,928	2,942	2,947	3,031	3,037
FTEs(4)	37,867	41,368	49,218	50,905	51,943
FTEs - continuing operations(4)	37,867	38,140	39,417	40,997	41,997
(1)Amounts reported are unpaid principal balance.
(2)Amounts represented in interest checking, money market and savings, and time deposits.
(3)Relates to plans where Truist holds assets in proportion to participant elections.
(4)FTEs represents an average for the quarter.

Selected Items(1)

	Favorable (Unfavorable)
(Dollars in millions, except per share data) Description	Pre-Tax	After-Tax at Marginal Rate	Impact to Diluted EPS(2)
Selected Items
Third Quarter 2024
Gain on sale of TIH (net income from discontinued operations)	$36	$16	$0.01
Restructuring charges	(25)	(19)	(0.01)
FDIC special assessment (regulatory costs)	16	13	0.01
Second Quarter 2024
Gain on sale of TIH (net income from discontinued operations)	$6,903	$4,814	$3.60
Loss on sale of securities (securities gains (losses))	(6,650)	(5,089)	(3.80)
Charitable contribution (other expense)	(150)	(115)	(0.09)
Restructuring charges ($33 million in restructuring charges and $63 million in net income from discontinued operations)	(96)	(73)	(0.05)
FDIC special assessment (regulatory costs)	(13)	(11)	(0.01)
Accelerated recognition of TIH equity compensation expense (net income from discontinued operations)	(10)	(8)	(0.01)
First Quarter 2024
Accelerated recognition of TIH equity compensation expense (net income from discontinued operations)	$(89)	$(68)	$(0.05)
FDIC special assessment (regulatory costs)	(75)	(57)	(0.04)
Restructuring charges ($51 million in restructuring charges and $19 million in net income from discontinued operations)	(70)	(53)	(0.04)
Fourth Quarter 2023
Goodwill impairment	$(6,078)	$(6,078)	$(4.53)
FDIC special assessment (regulatory costs)	(507)	(387)	(0.29)
Restructuring charges ($155 million in restructuring charges and $28 million in net income from discontinued operations)	(183)	(139)	(0.10)
Discrete tax benefit (provision for income taxes)	—	204	(0.15)
Third Quarter 2023
Restructuring charges ($61 million in restructuring charges and $14 million in net income from discontinued operations)	$(75)	$(58)	$(0.04)
Second Quarter 2023
Restructuring charges ($48 million in restructuring charges and $6 million in net income from discontinued operations)	$(54)	$(41)	$(0.03)
First Quarter 2023
Restructuring charges ($56 million in restructuring charges and $7 million in net income from discontinued operations)	$(63)	$(48)	$(0.04)
(1)Includes certain selected items from the consolidated statements of income. A reconciliation of non-GAAP measures is included in the appendix to Truist’s Third Quarter 2024 Earnings Presentation.
(2)Diluted EPS impact for individual items may not foot to difference between GAAP diluted and adjusted EPS due to rounding.